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                                                                    EXHIBIT 10.5

               TRADEMARK ASSIGNMENT AND JOINT OWNERSHIP AGREEMENT

         THIS AGREEMENT is made and entered into this __ day of ___________, by and between F.N.B. Corporation, a Florida corporation with an office and principal place of business at One F.N.B. Boulevard, Hermitage, Pennsylvania 16148 (hereinafter referred to as "Assignor"), and First National Bankshares of Florida, Inc., a Florida corporation with its office and principal place of business at 2150 Goodlette Road North, Naples, Florida 34102 (hereinafter referred to as "Assignee") (collectively referred to as "the parties").

                                   WITNESSETH:

         WHEREAS, Assignor owns the United States trademark registration for the trademark set forth in the attached "Exhibit A" and the goodwill of its business associated therewith (hereinafter collectively referred to as "the Mark");

         WHEREAS, in connection with the transactions contemplated by the Distribution Agreement dated as of the date hereof between Assignor and Assignee (the "Distribution Agreement"), Assignor desires to assign to Assignee and Assignee desires to obtain from Assignor a fifty-percent (50%) interest in the Mark to use the Mark throughout its assigned territory set forth herein;

         NOW, THEREFORE, for and in consideration of the promises, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Assignor does hereby assign unto Assignee fifty-percent (50%) of all the right, title and interest in and to the Mark and its federal registration, together with the good will of the business symbolized by said mark, effective as of the date above. The assignment will result in the parties being joint owners of the Mark and the good will of the business associated therewith. The assignment is one of the Corporate Transactions (as defined in the Distribution Agreement) contemplated by the Distribution Agreement.

         2. Territories. In conjunction with the assignment of a fifty-percent (50%) interest in the Mark, Assignor and Assignee agree that each party shall have the exclusive and sole right to use the Mark in its designated Territory, as set forth below; provided, however, that Assignor and Assignee may use the Mark on their Internet web sites in conjunction with conducting their businesses in their respective designated Territories.

                  2.1 Assignee's Territory. Initially, Assignee shall have the exclusive and sole right to use the Mark in the State of Florida. Assignee may, at any time, also use the Mark in any State that is not included at such time in the Assignor Territory, and from and after such use Assignee shall have the exclusive and sole right to use the Mark in such State. The term "Assignee Territory," as used herein, shall mean, at any given time, those States as to which Assignee has the exclusive and sole right to use the Mark pursuant to this
Section 2.1.

                  2.2 Assignor's Territory. Initially, Assignor shall have the exclusive and sole right to use the Mark in the States of Pennsylvania, Ohio and Tennessee. Assignee may, at any time, also use the Mark in any State that is not included at such time in the Assignee Territory, and from and after such use Assignor shall have the exclusive and sole right to use the Mark in such State. The term "Assignor

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Territory," as used herein, shall mean, at any given time, those States as to which Assignor has the exclusive and sole right to use the Mark pursuant to this
Section 2.2.

         3. Renewal of Registration for the Mark. Assignor, or any future parties who acquire Assignor's rights in the Mark, shall take all reasonable steps at its own expense to keep the registration for the Mark in full force and effect at all times, including, but not limited to, preparing those documents necessary to renew the registration for the Mark, forwarding the same to Assignee, or any party to whom Assignee advises Assignor it has assigned its rights in the Mark, for its approval and execution in accordance with the acceptable delivery methods for providing notice set forth in this Agreement and filing the same documents with the U.S. Patent and Trademark Office in a timely manner.

         4. Successors, Assigns and Licensees. Either party may assign or license the Mark for use within its Territory without the consent of the other party. All the provisions hereof shall bind and inure to the benefit of the parties hereto and their successors, assigns and licensees.

         5. Indemnification. Each party ("Indemnitor") shall, at its own expense, defend, indemnify and hold harmless the other party ("Indemnitee"), and Indemnitee's directors, officers, employees, representatives and agents, against claims involving the Indemnitor's use of the Mark. The Indemnitee party may participate in the defense of any claim or action in which it is a party, at its own expense and through its own counsel.

         6. Third Party Infringement. Each of the parties shall notify the other party of any violations of either party's right, title and interest in the Mark of which it has notice. Upon receipt of notice that a third party is infringing the right, title and interest of the Assignor or Assignee in and to the Mark, the party which has within its Territory the location of the principal place of business of the infringer shall be solely responsible for taking those actions necessary to terminate such violation (the "Responsible Party"). The Responsible Party shall prosecute and defend at its own expense all suits or proceedings before governmental agencies and the courts which involve in any way validity of, title to, or infringement of the Mark. Each of the parties also agrees not to commit, permit or suffer any immoral or illegal act which would bring the Mark in disrepute in the eyes of the general public.

         7. Notices. All communications hereunder shall be in writing and shall deemed to have been duly given and delivered if mailed, certified mail, postage prepaid:

                           To Licensor:

                           F.N.B. Corporation
                           Attention: Chief Executive Officer
                           One F.N.B. Boulevard
                           Hermitage, Pennsylvania 16148
                           Telephone: (724) 981-6000

                           To Licensee:

                           First National Bankshares of Florida, Inc.
                           Attention: Chief Executive Officer
                           2150 Goodlette Road North
                           Naples, Florida 34102
                           Telephone: (239) 262-7600


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         8.       Miscellaneous.

                  8.1 Waiver; Modification. No change or modification of this Agreement shall be valid or binding on the parties hereto, nor shall any waiver of any term or condition be deemed a waiver of any such term or condition in the future, unless such change or modification or waiver shall be in writing and signed by the parties hereto.

                  8.2 Severability. In the event any provision or portion of this Agreement shall be declared invalid by any court of competent jurisdiction, said declaration shall have no effect upon the remaining provisions of this Agreement, all of which shall remain in full force and effect and shall constitute the complete understanding of the parties.

                  8.3 Applicable Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Pennsylvania.

                  8.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed one and the same instrument.

                  8.5 Incorporation of Exhibit. Exhibit A attached is expressly made part of this Agreement, is incorporated by reference, and shall be given the same force and effect as if said Exhibit was included within the body of this Agreement.

                  8.6 Singulars and Plurals. Where required to conform to common English usage and to permit a consistent, reasonable construction of this Agreement, words appearing in the singular shall be deemed to be in the plural, words in the plural shall be deemed to be in the singular, and subjects and verbs shall be deemed to agree with each other in the proper sense.

         IN WITNESS WHEREOF, Assignor and Assignee caused this Agreement to be executed and their corporate seals affixed by their duly authorized corporate officers, all as of the day and year first above written.



                                      F.N.B. Corporation



                                      By:
                                         --------------------------------------
                                         Stephen J. Gurgovits
                                         Vice Chairman



                                      First National Bankshares of Florida, Inc.



                                      By:
                                         ---------------------------------------
                                         Gary L. Tice
                                         Chairman and Chief Executive Officer


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                                    EXHIBIT A

REGISTRATION NO. - 2,726,003

[LOGO]

MARK -

SERVICES - BANKING SERVICES; DEPOSITORY SERVICES, NAMELY CHECKING ACCOUNT SERVICES, SAVINGS ACCOUNT SERVICES, CERTIFICATE OF DEPOSIT ACCOUNT SERVICES AND MONEY MARKET ACCOUNT SERVICES; FINANCIAL SERVICES IN THE NATURE OF AN INVESTMENT SECURITY; FINANCIAL INFORMATION IN THE NATURE OF RATES OF EXCHANGE, FINANCIAL EXCHANGE, FINANCIAL FORECASTING AND FINANCIAL GUARANTEE AND SURETY; FINANCIAL INFORMATION PROVIDED BY ELECTRONIC MEANS; FINANCIAL MANAGEMENT; FINANCIAL PLANNING; FINANCIAL PORTFOLIO MANAGEMENT; FINANCIAL RESEARCH; FINANCIAL VALUATION OF PERSONAL PROPERTY AND REAL ESTATE; LOAN FINANCING; LEASE-PURCHASE FINANCING; FINANCING SERVICES; FINANCIAL PORTFOLIO MANAGEMENT; AND INVESTMENT SERVICES, NAMELY INVESTMENT BROKERAGE; CAPITAL INVESTMENT CONSULTATION; COMMODITY INVESTMENT ADVICE; FUND INVESTMENT CONSULTATION; INVESTMENT CONSULTATION; FINANCIAL INVESTMENT IN THE FIELD OF SECURITIES; FUNDS INVESTMENT; MUTUAL FUNDS INVESTMENT; REAL ESTATE INVESTMENT; COMMODITY INVESTMENT ADVICE; INVESTMENT ADVICE; INVESTMENT BROKERAGE; INVESTMENT CLUBS; CAPITAL INVESTMENT CONSULTATION; INVESTMENT MANAGEMENT; MAINTAINING ESCROW ACCOUNTS FOR INVESTMENTS; INVESTMENT OF FUNDS FOR OTHERS; INSURANCE SERVICES, NAMELY INSURANCE UNDERWRITING, BROKERAGE AND EXTENDED WARRANTY CONTRACTS IN THE FIELDS OF LIFE, HEALTH, ACCIDENT, FIRE, MARINE, MEDICAL AND PRE-PAID HEALTH CARE AND LEGAL SERVICES; INSURANCE ADMINISTRATION IN THE FIELD OF LIFE, HEALTH, ACCIDENT, FIRE, MARINE, MEDICAL AND PRE-PAID HEALTH CARE AND LEGAL SERVICES; INSURANCE AGENCIES IN THE FIELDS OF LIFE, HEALTH, ACCIDENT, FIRE, MARINE, MEDICAL AND PRE-PAID HEALTH CARE AND LEGAL SERVICES; APPRAISALS FOR INSURANCE CLAIMS OF PERSONAL PROPERTY AND REAL ESTATE; INSURANCE BROKERAGE, CONSULTATION, SUBROGATION AND ACTUARIAL SERVICES IN THE FIELDS OF LIFE, HEALTH, ACCIDENT, FIRE, MARINE, MEDICAL AND PRE-PAID HEALTH CARE AND LEGAL SERVICES. AND INFORMATION SERVICES FOR ALL OF THE FOREGOING PROVIDED VIA A GLOBAL COMPUTER NETWORK.


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